UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

September 29, 2020

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, Texas 75075
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

______SHARING SERVICES GLOBAL CORPORATION _ _____

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2020, the Company’s Board of Directors (the “Board”) appointed Sassuan Lee to serve on the Board as a Class I Director to serve until the annual meeting of Shareholders in 2022, or until his successor is elected and qualified. The Board also appointed Frank D. Heuszel to serve on the Board as a Class II Director until the annual meeting of Shareholders in 2023, or until his successor is elected and qualified. These appointments serve to expand the Board from three to five Directors.

Frank D. Heuszel currently serves as the Chief Executive Officer, Interim Chief Financial Officer, and as a Director on the Board of Document Security Systems, Inc., a major shareholder of the Company. Mr. Heuszel has extensive expertise in a wide array of strategic, business, turnaround, and regulatory matters across several industries as a result of his executive management, educational, and operational experience. Mr. Heuszel holds a Law degree and is a Certified Public Accountant and a Certified Internal Auditor. Mr. Heuszel is a member of the Texas State Bar, the Association of Corporate Counsel, and the Texas Society of Certified Public Accountants.

Mr. Sassuan Lee (also known as Samson Lee) co-founded STO Global X, a technology and service provider for security token exchange solutions. Mr. Lee is the Founder and CEO of Coinstreet Partners, an award-winning decentralized investment banking group and consultancy firm in the finance, media and technology field, providing a business eco-system for the new era of digital economy. He is also a board advisor, independent/non-executive director, public speaker, lecturer, corporate trainer and private investor. Mr. Lee serves on the Board of Directors of Document Security Systems, Inc., a major shareholder of the Company, and on its Audit Committee.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 01, 2020	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	President, Chief Executive Officer and Director

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